UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

(Amendment No. )

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

JV GROUP, INC.

(Name of Registrant as Specified in its Charter)

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JV GROUP, INC.

4405 Peter Road

Plantation, Florida 33304

(954) 931-9244

The purpose of this letter is to inform you that on February 16, 2022, the Board of Directors (the “Board”) of JV Group, Inc., a Delaware corporation (the “Company”) and the majority holder of the common stock of the Company representing an aggregate of approximately 99% of the common stock of the Company, each by written consent in lieu of a meeting, approved the following corporate actions:

1.	To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, which authorizes the Company to change its name to Awaysis Capital, Inc. (the “Name Change”);

2.

To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, to reduce the amount of authorized shares of common stock to 250,000,000 and to reduce the amount of authorized preferred shares to 5,000,000 (the “Authorized Capital Stock Reduction”); and

3.	To approve and adopt the Company’s 2022 Omnibus Incentive Award Plan (the “2022 Plan”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the Name Change, Authorized Capital Stock Reduction, and 2022 Plan (collectively, the “Authorized Actions”) in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Actions may not be effected until at least 20 calendar days after a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

February 18, 2022

/s/Andrew Trumbach
Andrew Trumbach President and Chief Financial Officer

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JV GROUP, INC.

4405 Peter Road

Plantation, Florida 33304

(954) 931-9244

INFORMATION STATEMENT

February 18, 2022

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF JV GROUP, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.01 per share (the “Common Stock”), of JV Group, Inc. (the “Company”). This Information Statement is being furnished in connection with the actions by written consent of the holder of a majority of the Company’s issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us” or “our” refer to JV Group, Inc., a Delaware corporation.

Stockholders of record as of February [●], 2022 (the “Notice Record Date”) are entitled to receive this Information Statement. This Information Statement is being sent to stockholders of record on or about February [●], 2022.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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CHANGE OF CONTROL

In connection with the transactions contemplated by that certain Securities Purchase Agreement, dated November 23, 2021, whereby Michael A. Littman ATTY, Defined Benefit Plan, MAL as trustee, an affiliate of Michael A. Littman, the then secretary and a director of the Company and the owner of 98,108,000 shares of the Company’s common stock representing approximately 99.2% of the Company’s issued and outstanding common stock, sold 98,008,000 shares to Harthorne Capital Inc., a Delaware corporation (“Harthorne”), for aggregate consideration of $500,000, or approximately $0.0051 per share (collectively referred to as the “Change of Control”).

In accordance with the Change of Control, effective as of November 23, 2021, (a) Calvin D. Smiley, Sr., the Company’s Chief Executive Officer and President, resigned from all officer and employment positions with the Company and its subsidiaries, (b) Michael A. Littman resigned from all officer and employment positions with the Company and its subsidiaries, (c) Michael Singh was appointed Chief Executive Officer, (d) Andrew Trumbach was appointed President, Chief Financial Officer, Secretary and Treasurer and (e) Lisa Marie Iannitelli was appointed Executive Vice President, Director-Investor Relations.

Contemporaneously with the Change of Control, the size of the Board of Directors of the Company (the “Board”) was increased from three directors to six directors. Mr. Trumbach was appointed as Chairman of the Board and Mr. Singh and Ms. Iannitelli were each appointed as a director, filling the vacancies on the Board resulting from the increase to the size of the Board. Effective as of January 7, 2022, the expiration of the ten day period following the mailing of an information statement required by Rule 14f-1 under the Exchange Act, Messrs. Littman, Smiley and Green each resigned as a director of the Company.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On February 16, 2022, in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Company’s Board unanimously adopted resolutions approving the following actions (each an “Authorized Action” and collectively, the “Authorized Actions”):

1.	To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, which authorizes the Company to change its name to Awaysis Capital, Inc. (the “Name Change”);

2.

To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, to reduce the amount of authorized shares of common stock to 250,000,000 and to reduce the amount of authorized preferred shares to 5,000,000 (the “Authorized Capital Stock Reduction”); and

3.	To approve and adopt the Company’s 2022 Equity Incentive Plan (the “2022 Plan”).

In order to obtain the approval of our stockholders for the Authorized Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, the DGCL provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Authorized Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our voting capital stock.

As of the close of business on February 16, 2022 (the “Voting Record Date”), there were issued and outstanding 98,879,655 shares of Common Stock

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On the Voting Record Date, pursuant to the applicable provisions of the DGCL, we received a written consent approving the Authorized Actions from Harthorne, the holder of 98,008,000 shares of Common Stock (approximately 99% of the total voting equity of the Company), thereby satisfying the requirement under Section 228 of the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent. Thus, your consent is not required and is not being solicited in connection with the approval of the Authorized Actions.

The Company’s Board currently consists of (i) Michael Singh, the Chairman of the Board and Chief Executive Officer, (ii) Andrew Trumbach, the President and Chief Financial Officer, Secretary, Treasurer and a director, (iii) Lisa Marie Iannitelli, Executive Vice President, Director-Investor Relations and a director, (iv) Claude Stuart, a director, (v) Narendra Kini, a director, (vi) and Tyler Trumbach, Chief Legal Counsel and a director. Mr. Singh is the Chief Executive Officer and an executive director of Harthorne, Mr. Trumbach is the President and CFO and an executive director of Harthorne, Ms. Iannitelli is executive director of Harthorne. Each of them has voting and dispositive control over the shares held by Harthorne. They each disclaim beneficial ownership over the shares held by Harthorne, except to the extent of their pecuniary interest therein.

CORPORATE ACTIONS TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change, Authorized Capital Stock Reduction, and the 2022 Plan may not be effected until at least 20 calendar days after the mailing of this Information Statement to the Company’s stockholders.

The Name Change and the Authorized Capital Stock Reduction will become effective on the date that the Company files a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, with the State of Delaware. The Company intends to file the amendment with the State of Delaware promptly after at least 20 calendar days after the mailing of this Information Statement to the Company’s Stockholders.

CORPORATE NAME CHANGE

The Board and a majority of the Company’s stockholders have approved the filing of an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “Awaysis Capital, Inc.” A copy of this amendment is attached to this Information Statement as Appendix A. The Board believes the Name Change amendment to be advisable and in the best interest of the Company, given the Company’s evolving business plan.

The Board decided to change the Company’s corporate name in furtherance of the Company’s goal of becoming a real estate investment and management company, creating value through the targeting and acquisition, development and up-cycling, re-branding and repositioning of currently undervalued operating and shovel ready residential/resort communities in global travel destinations. The intention is that these assets would be relaunched under the unique Awaysis brand to create a network of residential/resort enclave communities with the goals of optimizing both sales and rental revenues, providing attractive returns to owners, and exceptional vacation experiences to travelers. The Board believes the Name Change better suits the Company and affirms its place among the broader Awaysis brand. We do not anticipate that the Name Change will have any immediate material effect on the Company.

Prior to filing the Name Change with the State of Delaware, the Company must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to effecting the Name Change. The Company’s failure to comply with FINRA’s notice requirement may constitute fraud under Section 10 of the Exchange Act.

AUTHORIZED CAPITAL STOCK REDUCTION

The Board and a majority of the Company’s stockholders have approved the filing of an amendment to the Company’s Articles of Incorporation to reduce the amount of authorized shares of common stock from its current 1,000,000,000 shares to 250,000,000 shares and to reduce the amount of authorized preferred shares from its current 25,000,000 shares to 5,000,000 shares. A copy of this amendment is attached to this Information Statement as Appendix A. The Board believes the Authorized Capital Stock Reduction to be advisable and in the best interest of the Company.

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As of the Voting Record Date, there were 98,879,655 shares of common stock issued and outstanding and 0 shares of preferred stock issued and outstanding.

The Board and a majority of the Company’s stockholders made the decision to reduce the amount of authorized capital stock to limit the Company’s annual franchise tax obligation in the State of Delaware.

The shares of common stock and preferred stock authorized by the Authorized Capital Stock Reduction may be issued for any proper purpose from time to time upon authorization by the Board, without further approval by the stockholders unless required by applicable law, rule, or regulation, including, without limitation, rules of any trading market that the Company’s common stock may trade on at that time. Shares of our capital stock may be issued for such consideration as the Board may determine and as may be permitted by applicable law.

The Authorized Capital Stock Reduction will have no effect on the par value of the Company’s common stock or preferred stock, or on the terms of either the common stock or preferred stock.

The holders of Common Stock will not realize any dilution in their percentage of ownership or their voting rights as a result of the Authorized Capital Stock Reduction. However, subsequent issuances of significant numbers of additional shares of our common stock or preferred stock could dilute stockholders’ ownership and may dilute the value of current stockholders’ shares, if such shares are issued at prices below what current stockholders paid for their shares.

The Authorized Capital Stock Reduction was not approved with the intention to serve as a preventive measure or as an effort by the Board to thwart a change in control or takeover of the Company. However, the reduction of the number of authorized shares of common stock may limit the opportunity for a future change of control or takeover of the Company. Presently, the Company has no knowledge of any concerted effort to obtain control of the Company or to accumulate large amounts of common stock.

ADOPTION OF THE 2022 OMNIBUS PERFORMANCE AWARD PLAN

The Company believes that our ability to offer our key employees, non-employee directors and certain consultants and advisers long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees, directors and other service providers who will contribute to our financial success. It is the judgment of the Board that the adoption of the Plan is in the best interests of the Company and its stockholders.

Summary Description of the 2022 Plan

The following is a brief description of the 2022 Plan. The full text of the 2022 Plan is attached as Appendix B to this Information Statement, and the following description is qualified in its entirety by reference to this Appendix.

Purpose and Effective Date

The purpose of the 2022 Plan is to provide for the success and enhance the value of the Company by linking participants’ personal interests with those of the Company’s stockholders, and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom the success of the Company depends. The 2022 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), cash incentives, performance shares and performance units (“Performance Shares” and “Performance Units”), singularly or in combination as determined by the Compensation Committee of the Board of Directors or the full Board of Directors in the event no Compensation Committee is appointed. The 2022 Plan will become effective, on or shortly at least 20 calendar days after the mailing of this Information Statement to the Company’s stockholders (the “Effective Date”).

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Administration of the 2022 Plan

The 2022 Plan will be administered by the full Board of Directors, the Compensation Committee of the Board of the Company or by such other committee consisting of not less than two non-employee directors appointed by the Board (any of which, the “Committee”).

Shares Subject to the 2022 Plan

The 2022 Plan authorizes the grant of awards relating to 19,775,931 shares of the Company’s Common Stock.

If any corporate transaction occurs which causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of shares of the Company’s Common Stock delivered, and the number and class and/or price of shares of the Company’s Common Stock subject to outstanding awards granted under the 2022 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants’ rights.

Eligibility and Participation

Employees eligible to participate in the 2022 Plan include management and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board. Directors who are not employees (“Director Participants”) and Consultants to the Company also will be able to participate in the 2022 Plan. As of the Effective Date, it is anticipated that the approximate number of individuals who will be eligible to participate under the 2022 Plan will be at least eleven.

Amendment and Termination of the 2022 Plan

In no event may any award under the 2022 Plan be granted on or after the tenth anniversary of the 2022 Plan’s Effective Date. The Board may amend, modify or terminate the 2022 Plan at any time; provided that no amendment requiring stockholder approval for the 2022 Plan to continue to comply with Sections 409A or 422 of the Internal Revenue Code of 1986, as amended (the “Code”), shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

Sub-Plans for Foreign Participants

In order to comply with the laws, rules, regulations and/or taxes in countries other than the United States in which the Company may operate or have employees, non-employee directors or consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to:

●	determine which affiliates shall be covered by the 2022 Plan;

●	determine which individuals outside the United States are eligible to participate in the 2022 Plan;

●	modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange;

●	establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations in the 2022 Plan; and

●	take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.

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Awards Under the 2022 Plan

Stock Options. The Committee may grant incentive stock options (“ISOs”), non-qualified stock options (“non ISOs”), or a combination thereof under the 2022 Plan. As described below, there are certain tax advantages to employees who receive ISOs; however, certain restrictions also apply to such grants. First, ISOs can be granted only to employees (not to non-employee directors or consultants), and the Option exercise price for each such ISO shall be at least equal to 100% of the fair market value of a share of the Company’s Common Stock on the date the Option is granted (110% in the case of an individual who is a 10% owner of the Company). Second, an ISO may not be exercised later than 10 years after the date of grant (5 years in the case of 10% owners of the Company). ISOs also may not be exercised later than 3 months (one year in the case of a termination of employment due to disability) after the optionholder’s termination of employment other than due to his or her death. Lastly, Common Stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of Common Stock (valued on the date of grant) first exercisable in any one calendar year. In other words, if under an ISO, the participant vests in the right to acquire more than $100,000 of shares of Common Stock in any one calendar year, the excess number of shares will not be deemed to have been acquired under an ISO.

Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant. Options granted under the 2022 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, all Options shall be forfeited.

The Option exercise price is payable in cash, in shares of the Company’s Common Stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing.

ISOs may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each stock option agreement shall specify the participant’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

For the Option to qualify for the exception to the restrictions imposed on non-qualified deferred compensation under Section 409A of the Code, the exercise price (per share of Common Stock) of any Option must at all times be no less than the fair market value of one share of the underlying Common Stock determined on the date the Option is granted.

Options may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Stock Appreciation Rights. SARs granted under the 2022 Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the fair market value of a share of the Company’s Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the exercise price of the related Option. The term of any SAR granted under the 2022 Plan shall be determined by the Committee, provided that the term of any tandem SAR which is linked to an ISO may not exceed ten (10) years.

Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related Option is exercisable. Tandem SARs granted in connection with an Option shall expire no later than the expiration of the Option, and may be exercised only when the fair market value of the shares subject to the Option exceeds the Option exercise price. Furthermore, the number of shares of the Company’s Common Stock that may be acquired under the related Option will be reduced, one for one, by the number of shares with respect to which the tandem SAR is exercised.

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Upon the exercise of an SAR, a participant will receive the difference between the fair market value of a share of the Company’s Common Stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of the Company’s Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

SARs may only be transferred under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, all SARs shall be forfeited.

SARs may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Restricted Stock. Restricted Stock are shares of Common Stock transferred to a participant which are subject to forfeiture back to the Company in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” Restricted Stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee.

Participants holding Restricted Stock may not exercise full voting rights with respect to those shares during the restriction period and shall not be credited with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

All rights with respect to Restricted Stock shall be available only during a participant’s lifetime, and each Restricted Stock award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his or her involuntary termination for “Cause” or his or her voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, prior to the end of the restriction period, all shares of Restricted Stock granted to such participant shall be forfeited.

The shares of Restricted Stock may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Restricted Stock Units. Each RSU represents a promise by the Company to deliver to the participant one share of Common Stock at a predetermined date in the future. RSUs are subject to forfeiture in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” RSUs may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on RSUs as it deems advisable.

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All rights with respect to RSUs shall be available only during a participant’s lifetime, and each RSU award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, prior to the end of the restriction period, all RSUs granted to such participant shall be forfeited.

The RSUs may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Performance Shares and Performance Units. Performance Shares and Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Performance Shares and Performance Units are, respectively, similar to shares of Restricted Stock and RSUs except that certain individual, financial or other Company-related goals and targets must be met in order for the Performance Shares and Units to become non-forfeitable. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Shares/Units that will be paid to participants.

Participants shall receive payment of the value of Performance Shares or Performance Units earned in cash and/or shares of the Company’s Common Stock which have an aggregate fair market value equal to the value of the earned Performance Shares/Units after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Subject to the provisions of an applicable plan award, participants may be entitled to have dividends declared with respect to Performance Shares earned in connection with Performance Share/Unit grants earned but not yet distributed held in their performance accounts, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above.

The Performance Shares and Performance Units may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, prior to the date such awards become vested all Performance Shares and Performance Units granted to such participant shall be forfeited.

Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Cash Incentives. Cash Incentives may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Under the terms of a Cash Incentive grant, certain individual, financial or other Company-related goals and targets must be met in order for the Cash Incentives to become non-forfeitable and to determine the amount of the Cash Incentives to which the participant is entitled. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the value of Cash Incentives that will be paid to participants.

Participants shall receive payment of the Cash Incentives at the end of the applicable performance period. To the extent permitted by the Committee, prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate.

The Cash Incentives may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

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Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2022 Plan, all unpaid Cash Incentives granted to such participant shall be forfeited.

Rights to Cash Incentives may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

Merger, Consolidation, Sale of Assets or Change in Control of the Company

As of the effective date of a merger, consolidation, sale of generally all of the assets or the change in control of the Company (and if the merger or consolidation agreement does not provide for the continuation of such awards or the substitution of new awards or any other treatment) (1) any Option or SAR outstanding shall become immediately exercisable and (2) any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired. Performance Shares or Performance Units payable after the date of such merger or consolidation shall be paid in cash as of the date they originally were to be paid unless, subject to the limitations imposed by Code Section 409A, the Company or its successor determines to pay such amounts as of an earlier date. Except as may be provided in a particular award, Performance Shares and Performance Units shall be pro-rated based on the attainment of the applicable performance goals at the target level if, as a result of the merger or consolidation, the value of such awards cannot be determined.

Grant Information

It is not possible at this time to determine awards that will be made pursuant to the 2022 Plan in the future.

Federal Income Tax Consequences of Awards Under the 2022 Plan

The Company has been advised by its counsel that under currently applicable provisions of the Code, the following federal income tax consequences may be expected by a participant (including a Director Participant) and by the Company in respect of the grant and exercise of awards under the 2022 Plan.

Federal Income Tax Consequences – Options

Consequences to the Optionholder (Other than Director Participants or Consultants)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs and non ISOs under the 2022 Plan.

Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction mentioned above providing that the optionholder generally must exercise the Option no later than three months following the termination of his employment. However, such exercise may give rise to an alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a non ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Company’s Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non ISO will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non ISO, the amount of ordinary income recognized by the optionholder upon exercise.

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Qualifying Disposition. If an optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the Option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares’ fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder) then the loss will be a capital loss.

Other Dispositions. If an optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of a non ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of the Company’s Common Stock acquired upon the exercise of ISOs as discussed above) will be long term depending on whether the shares of the Company’s Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. The alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the optionholder’s regular tax for the taxable year. As of January 1, 2022 AMT is computed at the rate of 26% on the excess of a taxpayer’s alternative minimum taxable income (“AMTI”) over the exemption amount, but only if such excess amount does not exceed $206,100 ($103,050 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $206,100 ($103,050) amount. For these purposes, the exemption amount is $118,100 for joint returns or returns of surviving spouses ($75,900 for single taxpayers who is not a surviving spouse and $59,050 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $1,079,800 for joint returns or returns of surviving spouses ($539,900 for single taxpayers who are not surviving spouses and for married individuals filing separate returns). The AMT Exemption amount is completely phased out for married individuals filing jointly when AMTI reaches $1,552,200 ($843,500 for single individuals and $773,100 for married individuals filing separately.) A taxpayer’s AMTI is essentially the taxpayer’s taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference. For calendar years beginning on January 1, 2018 and ending on and before December 31, 2025 the dollar amounts set forth above will be adjusted for inflation. Furthermore, special rules apply with regard to foreign tax credits.

The exercise of ISOs (but not non ISOs) will generally result in an upward adjustment to the optionholder’s AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer’s AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

Consequences to the Company (Other than Awards to Director Participants and Consultants)

There are no federal income tax consequences to the Company by reason of the grant of ISOs or non ISOs or the exercise of ISOs (other than disqualifying dispositions).

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At the time the optionholder recognizes ordinary income from the exercise of a non ISO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely satisfies its reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

The Company will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non ISO or the disqualifying disposition of the Company’s Common Stock acquired pursuant to an ISO.

Consequences to Optionholder (Director Participants and Consultants)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of non-qualified stock options to a Director Participant or a Consultant under the 2022 Plan.

Exercise. Upon the exercise of a non-qualified stock option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the amount paid as the exercise price.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of a non-qualified stock option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition. If an optionholder disposes of shares of Company Common Stock acquired upon exercise of a non-qualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long term or short term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company (Grants to Director Participants and Consultants)

At the time the optionholder recognizes ordinary income from the exercise of a non-qualified stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above).

Federal Income Tax Consequences - Other Awards

Consequences to the Employee

Restricted Stock. An award payable in the form of the Company’s Common Stock generally will be includable in the participant’s gross income as of the date the grant is made or, if later, the earlier of the date the Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

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At the time as the substantial risk of forfeiture terminates, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date the risk of forfeiture terminates over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a so-called “Section 83(b) election” to have such excess amount determined and includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Restricted Stock Units. An award payable in the form of RSUs generally will be includable in the participant’s gross income as of the date the underlying shares of Common Stock are transferred to the participant or, if later, the earlier of the date the underlying Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture terminates, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date of delivery to the participant (or, if later, the date the risk of forfeiture terminates) over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a so-called “Section 83(b) election” at the time of delivery of otherwise restricted shares of Common Stock to have such excess amount determined and includible in his or her gross income at the time of delivery, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Performance Shares and Performance Units. A participant who receives Performance Shares or Performance Units will not recognize any income for federal income tax purposes on the date of the grant of the award. He will recognize ordinary income for federal income tax purposes at the time of the receipt of the cash and/or Common Stock with respect to the Award in an amount equal to the sum of (i) the amount of cash received, plus (ii) the excess, if any, of the fair market value of the Common Stock on the date received over the participant’s cost of such Award, if any.

Disposition of Common Stock. If a participant disposes of shares of the Company’s Common Stock received under an award in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between his basis (generally, the amount included as ordinary income pursuant to the award and the amount, if any, paid for such Common Stock) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long term so long as the shares of the Company’s Common Stock were held for more than one year from the date such shares were granted to the participant.

Cash Incentives. Cash Incentives generally are included in the gross income of the participant at the time paid.

Consequences to the Company

At the time the participant recognizes ordinary income upon the receipt of an award under the 2022 Plan, the Company generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely reports to the Internal Revenue Service the ordinary income recognized by the participant pursuant to the award. Any dividends paid on restricted stock (prior to the earlier of (i) the date the restrictions lapse or (ii) the date a Section 83(b) election is made) will be deductible by the Company as a compensation expense.

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Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the 2022 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences, nor does it address the rules applicable to “non-qualified deferred compensation” as defined under Section 409A of the Code.

Restrictions on Resale

With regard to officers or directors of the Company, neither the grant of an Option, nor the acquisition of shares of Common Stock upon the “in-the-money” or “at-the-money” exercise of an Option will be considered a “purchase” under the Section 16 of the Exchange Act and will not be matched with sales of shares of Common Stock occurring within six months of the grant of the Option so long as the Option was granted by the full Board of Directors of the Company or by a committee composed solely of two or more “Non-Employee” directors. In the case of an individual who is the direct or indirect beneficial owner of more than 10% of the Common Stock, the grant will not be matched with a sale only if the shares of Common Stock acquired by the exercise of the Option are not sold within 6 months of the date the Option is granted.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock is sufficient for the approval of the 2022 Plan and for the approval of the performance-based criteria that will permit the Company to maximize its opportunities to pay tax-deductible compensation.

VOTING SECURITIES

We are authorized to issue 1,000,000,000 shares of our Common Stock, $0.01 par value. Each share of our Common Stock is entitled to one vote per share for all purposes, except that in the election of directors, each holder shall have the right to vote such number of shares for as many persons as there are directors to be elected. All shares of Common Stock have equal voting rights, and voting rights are not cumulative. As of February [●], 2022, there were 98,879,655 shares of Common Stock issued and outstanding. The Authorized Actions were subject to a stockholder vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of February [●], 2022 held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of February [●], 2022 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The following table provides for percentage ownership assuming 98,879,655 shares are issued and outstanding as of February [●], 2022. Unless otherwise indicated, the address of each beneficial holder of our Common Stock is our corporate address.

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Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Greater Than 5% Stockholders
Harthorne Capital Inc.	98,008,000	99%

Named Executive Officers and Directors
Michael Singh (1)	0	0%
Andrew Trumbach (1)	0	0%
Lisa Marie Iannitelli (1)	0	0%
Claude Stuart	0	0%
Narendra Kini	0	0%
Tyler Trumbach	0	0%
All Directors and Officers as a Group (6 persons)	98,008,000	99%

(1)	Michael Singh is the CEO of Harthorne, Andrew Trumbach is the President and CFO of Harthorne. Michael Singh, Andrew Trumbach and Lisa Marie Iannitelli are executive directors of Harthorne. Each of them has voting and dispositive control over the shares held by Harthorne. They each disclaim beneficial ownership over the shares held by Harthorne except to the extent of their pecuniary interest therein.

INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZED ACTIONS

Michael Singh, our Chairman of the Board and Chief Executive Officer, Andrew Trumbach, our President, Chief Financial Officer, Secretary, Treasurer and a director, and Lisa Marie Iannitelli, our Executive Vice President, Director-Investor Relations and a director, each have an interest in the Authorized Actions as a result of their indirect beneficial ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above, and as described elsewhere in this Information Statement. Other than the Board member’s and our executives potential participation and compensation under the 2022 Plan, we do not believe that our directors and/or officers have interests in the Authorized Actions that are different from or greater than those of any of our other stockholders.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at JV Group, Inc., 4405 Peter Road Plantation, Florida 33304; (954) 931-9244.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JV GROUP, INC.
Dated:	February 18, 2022
		By:	/s/ Andrew Trumbach
Andrew Trumbach
President and Chief Financial Officer

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APPENDICES

The following documents are appended to this Information Statement:

Appendix A	Certificate of Amendment to the Company’s Articles of Incorporation
Appendix B	2022 Omnibus Incentive Award Plan

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Appendix A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

JV GROUP, INC.

JV Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Corporation is JV Group, Inc. and the Corporation was originally incorporated pursuant to the DGCL on September 29, 2008 under the name of ASPI, Inc.

2. That the Board of Directors of the Corporation duly adopted resolutions proposing to amend the Articles of Incorporation of the Corporation as amended to date (as amended, the “Certificate of Incorporation”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.

3. Article FIRST of the Certificate of Incorporation is hereby amended by deleting the same in its entirety and replacing same with:

FIRST. The name of the Corporation is Awaysis Capital, Inc.

4. Article FOURTH, subparagraph (A) of the Certificate of Incorporation is hereby amended by deleting the same in its entirety and replacing the same with:

(A) Authorized Shares. The total number of shares which the corporation shall have authority to issue Two Hundred Fifty Five Million (255,000,000) shares of capital stock, of which (a) Two Hundred Fifty Million (250,000,000) shares shall be designated Common Stock, $0.01 par value per share (“Common Stock”), and (b) Five Million (5,000,000) shares shall be designated Preferred Stock, $0.01 par value per share (“Preferred Stock”).

5. That the foregoing amendment was approved by the holder of the requisite number of shares of the Corporation in accordance with Section 242 of the DGCL.

4. That the foregoing amendment shall be effective as of [_____].

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this [__] day of [_____].

By:
Name:
Title:

Appendix B

[AWAYSIS CAPITAL, INC.]

2022 Omnibus Performance Award Plan

INTRODUCTION

[AWAYSIS CAPITAL, INC.], a Delaware corporation (the “Corporation”), hereby establishes an incentive compensation plan to be known as the “2022 Omnibus Performance Award Plan” (the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

The Plan has been approved by the Corporation’s Board of Directors and the Corporation’s majority stockholder. The Plan shall become effective on or about February [●], 2022.

The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.

The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

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DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a) “Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, 50% shall be substituted for 80% under such Code Sections and the related regulations.

(b) “Applicable Law” shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act and any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded and any other applicable law.

(c) “Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation and a Participant, pursuant to which a Plan Award is granted and containing the terms and conditions of the Plan Award.

(d) “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

(e) “Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the satisfaction of certain time-vesting requirements and/or the attainment of one or more annual or multi-year performance goals and targets, all as described in Article IX, below.

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(f) “Cause” shall, with respect to a Participant (i) have the same meaning as “cause” or “for cause” set forth in an employment, consulting, advisory or similar contract entered into by and between the Participant and the Corporation or any Affiliate or, in the absence of any such contract or defined terms, (ii) mean (A) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his or her duties for the Corporation or for any Affiliate, (B) the Participant’s intentional or habitual neglect of his or her duties for the Corporation or for any Affiliate, (C) the Participant’s (1) theft or misappropriation of funds or other property of the Corporation or of any Affiliate, (2) fraud, (3) criminal misconduct, (4) breach of fiduciary duty or dishonesty in the performance of his or her duties on behalf of the Corporation or any Affiliate, (5) commission of a felony, or crime of moral turpitude or (6) any other conduct reflecting adversely upon the Corporation or any Affiliate, (D) the Participant’s violation of any covenant not to compete, not to disclose confidential information or similar restriction with respect to the Corporation or any Affiliate or (E) the direct or indirect breach by the Participant of the terms of any employment, consulting, advisory or similar contract with the Corporation or any Affiliate.

(g) “Change in Control of the Corporation” As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if:

(i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (B) a corporation owned, directly or indirectly, by the equity holders of the Corporation in substantially the same proportions as their ownership of the Corporation, (C) the Corporation or any subsidiary of the Corporation, (D) any person who is an equity holder of the Corporation on the Effective Date of the Plan, (E) the spouse, children, brother, sisters, nephews, nieces or estate (or a trust or trusts benefiting any one or more of such persons) of any person who is an equity holder of the Corporation on the Effective Date of the Plan, (F) a Participant or (G) the spouse, children or estate (or a trust or trusts benefiting any one or more of such persons) of a Participant, first becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities;

(ii) the consummation of a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the consummation of a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets to a person or persons totally unrelated to any Participant or any equity holder of the Corporation (or to any Affiliates and Associates of any such Participant or equity holder).

(iv) a majority of the members of the Corporation’s Board of Directors is replaced, during any 12-month period, by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of such appointment or election.

Notwithstanding the foregoing, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, the term “Change in Control of the Corporation” shall be limited, if necessary, to satisfy the requirements set forth under forth Treas. Reg. §1.409A-3(i)(5). In no instance shall an Initial or Secondary Public Offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

(i) “Committee” shall, subject to the provisions of Section II(a) hereof, mean the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists.

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(j) “Common Stock” shall mean the common stock of the Corporation, $0.01 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. §1.409A-1(b)(5)(iii)(A) and the terms of the Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.

(k) “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Affiliate.

(l) “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Affiliate) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Affiliate and if, pursuant to such written consulting agreement, such individual or entity qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

(m) “Corporation” shall mean [Awaysis Capital, Inc.], a Delaware corporation.

(n) “Disability” or “Disabled” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code or, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, shall have the meaning set forth in Treas. Reg. §1.409A-3(i)(4)(i).

(o) “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

(p) “Employee” shall mean an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or of any Affiliate.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(r) “Fair Market Value” shall mean:

(i) In the event the Corporation’s Common Stock is publicly traded, the Fair Market Value of such Common Stock on a Trading Day shall mean the closing price of the Common Stock on such Trading Day as reported by the national securities exchange on which the Common Stock then has its primary listing or by the quotation system on which the Common Stock is primarily quoted; provided, however, that, if no sale of shares of Common Stock shall have been reported on such Trading Day, then the immediately preceding Trading Day on which a sale of shares of Common Stock has been so reported shall be used. For purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker-dealer who quoted both a bid and asked price for such day but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

(ii) In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. §1.409A-1(b)(5)(iv)(B). The Committee shall determine the Fair Market Value of such Common Stock by reference to the most recent valuation performed by an appraisal or valuation firm selected by the Corporation. If the most recent valuation performed by an appraisal or valuation firm selected by the Corporation is more than 12) months old, then the Committee shall select an appraisal or valuation firm to perform an updated valuation. The appraisal or valuation firm shall be independent of the Corporation and the Participant (or selling stockholder as the case may be). The selection of the appraisal or valuation firm by the Committee shall be final and binding on all persons. The Corporation shall pay the fees and expenses of the appraisal or valuation firm.

(s) “Freestanding SAR” or “Freestanding Stock Appreciation Right” shall mean an SAR that is granted independently of any Option.

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(t) “Good Reason” shall, with respect to a Participant (i) have the same meaning as “good reason” or similar term set forth in an employment, consulting, advisory or similar contract entered into by and between the Participant and the Corporation or any Affiliate (but only to the extent such meaning or meanings satisfy the requirements for “good reason” as set forth under Treas. Reg. §1.409A-1(n)(2)(ii)) or, (ii) in the absence of any such contract or defined term, have the “safe-harbor” meaning set forth in such regulation section, and, in the case of both clauses (i) and (ii), a termination of employment or other services shall be deemed to have occurred for Good Reason only if the procedural and time limitation provisions of Treas. Reg. §§1.409A-1(n)(2)(ii)(A), (B) and (C) are satisfied.

(u) “Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and which is intended by the Committee to be treated as an incentive stock option under Code Section 422.

(v) “Initial or Secondary Public Offering” shall mean the completion of the sale of shares of the Corporation’s equity securities pursuant to an effective registration statement described under the Securities Act of 1933, as amended.

(w) “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an Employee.

(x) “Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(y) “Option” shall mean a right to purchase shares of Common Stock at a specified exercise price that is granted under Article V. An Option shall be either a Non-Qualified Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Options.

(z) “Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.

(aa) “Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

(bb) “Participant” shall mean any Employee, Consultant, member of the Board of Directors or other person identified in Section IV(a), hereof, who is granted a Plan Award under the Plan.

(cc) “Performance Share” shall mean a Plan Award granted pursuant to the provisions of Article VII hereof, which is similar to Restricted Stock, but which Award is based upon any performance factor established by the Committee on or prior to the date of grant of such Plan Award, pursuant to the provisions of such Article.

(dd) “Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Article VIII hereof, which is similar to a Restricted Stock Unit, but which Award is based upon any performance factor established by the Committee pursuant to the provisions of such Article.

(ee) “Permitted Transferee” shall mean, with respect to a Participant, any “family member” (as defined under the instructions related to the Form S-8 Registration Statement under the Securities Act) of the Participant who has acquired a Plan Award from such Participant through a gift or pursuant to a DRO, or any other transferee specifically approved by the Committee after taking into account Applicable Law.

(ff) “Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit, Cash Incentive or Stock Appreciation Right granted pursuant to the terms of the Plan (including any sub-plan).

(gg) “Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Article VII hereof and the related Award Agreement.

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(hh) “Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Article VIII, hereof.

(ii) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(jj) “Service” shall mean personal service performed for the Corporation or an Affiliate as an Employee, member of the Board or as a Consultant, as appropriate.

(kk) “Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VI hereof. Each SAR shall be denominated in terms of one share of Common Stock.

(ll) “Substitute Award” shall mean a Plan Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(mm) “Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

(nn) “Tandem SAR” or “Tandem Stock Appreciation Right” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly cancelled).

(oo) “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Affiliate as a result of (i) the Consultant’s death, Disability or resignation, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Affiliate) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation or Affiliate.

(pp) “Termination of Service” shall mean the termination of a person’s active and full-time Service as a member of the Board, as an Employee or, in the case of a Consultant, his or her Termination of Consulting Relationship.

II

ADMINISTRATION

(a) Committee. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise provided herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as (i) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and (ii) an “independent director” under the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth above in this Section II(a) or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Plan Awards granted to Non-Employee Directors (and, if the Committee does not consist solely of two or more Non-Employee Directors, Plan Awards granted to individuals subject to the provisions of Section 16 of the Exchange Act) and, with respect to such Plan Awards, the term “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section II(f).

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(b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights, or obligations, of the Participant that are provided under any such Award Agreement are not adversely affected by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise explicitly permitted under the Plan. Any such Plan Award made under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule or the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

(c) Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Affiliate, the Corporation’s independent registered public accountants, or any executive compensation consultant or other professional retained by the Committee to assist in the design or administration of the Plan.

(d) Authority of Committee. Subject to the Corporation’s bylaws, the Committee’s charter and any provision set forth hereunder, the Committee has the exclusive power, authority and sole discretion to:

(i) Designate the Participants who will receive Plan Awards;

(ii) Determine the type or types of Plan Awards to be granted to Plan Participants;

(iii) Determine the number of Plan Awards to be granted and the number of shares of Common Stock to which a Plan Award will relate;

(iv) Determine the terms and conditions of any Plan Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Plan Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of a Plan Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on a Plan Award, based in each case on such considerations as the Committee in its sole discretion determines;

(v) Determine whether, to what extent, and pursuant to what circumstances a Plan Award may be settled in, or the exercise price of a Plan Award may be paid in cash, of shares of Common Stock, other Plan Awards, or other property, or a Plan Award may be cancelled, forfeited, or surrendered;

(vi) Adjust performance factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;

(vii) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii) Determine the Fair Market Value of Common Stock in good faith, if necessary;

(ix) Grant waivers of Plan or Plan Award conditions;

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(x) Correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Plan Award or any Award Agreement;

(xi) Determine whether a Plan Award has been earned;

(xii) Decide all other matters that must be determined in connection with a Plan Award;

(xiii) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xiv) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(xv) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan;

(xvi) Accelerate wholly or partially the vesting or lapse of restrictions of any Plan Award or portion thereof at any time after the grant of a Plan Award, subject to the terms and conditions set forth under Article X; and

(xvii) Establish, adopt or revise any rules and regulations, including adopting sub-plans to the Plan, for the purposes of facilitating compliance with foreign laws, easing the administration of the Plan and/or taking advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., in each case as it may deem necessary or advisable;

(e) Decisions Binding. The Committee’s interpretation of the Plan, any Plan Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all persons. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Corporation to the Committee for review. Subject to the provisions of Section XI(m) and Article XVII, the resolution of such a dispute by the Committee shall be final, binding and conclusive on the Corporation and the Participant.

(f) Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or to one or more officers of the Corporation or any Affiliate the authority to grant and/or amend Plan Awards and/or to take other administrative actions pursuant to this Article II; provided, however, that in no event shall an officer of the Corporation or any Affiliate be delegated the authority to grant awards to, or amend awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act or (ii) officers of the Corporation (or directors) to whom authority to grant or amend Plan Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it does not violate the provisions of Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as the case may be, may, at any time, rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section II(f) shall serve in such capacity at the pleasure of the Board and the Committee.

(g) Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act).

(h) Indemnification of the Committee. The Corporation shall bear all expenses of administering the Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any agent or person appointed or delegated by the Committee to perform any of its duties, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken in good faith under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if Applicable Law or the Corporation’s Certificate of Incorporation or bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation, bylaws or any agreement, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify or hold harmless such person. The provisions of the foregoing indemnity shall survive indefinitely the term of the Plan.

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III

SHARES AVAILABLE

(a) Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan (including, but not limited to, Incentive Stock Options) shall be 19,775,931 shares of Common Stock. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

(b) Substitute Awards. To the extent permitted by Applicable Law, Substitute Awards shall not reduce the number of shares of Common Stock authorized for grant under the Plan. Additionally, in the event that an entity acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliate combines has shares available under a pre-existing plan approved by stockholders or equity holders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Plan Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for grant under the Plan; provided that Plan Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Corporation or its Affiliates immediately prior to such acquisition or combination.

IV

ELIGIBILITY, ETC.

(a) Eligible Individuals. Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan), a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an Employee), any Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such Employee, member of the Board or board of directors of an Affiliate or Consultant is eligible to participate in the Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in the Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in the Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in the Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate.

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(b) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan to the contrary, any Plan Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law and the Plan, Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(c) Foreign Participant. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws, rules, regulations and/or taxes in countries other than the United States in which the Corporation and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Plan Award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications to be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article III; and (v) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

(d) Non-Employee Director Awards. The Committee may, in its sole discretion, provide that Plan Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Committee (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Plan Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Plan Awards, the conditions on which such Plan Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its sole discretion. The Non-Employee Director Compensation Policy may be modified by the Committee from time to time in its sole discretion.

V

STOCK OPTIONS

The Committee shall have the authority, in its sole discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Affiliate now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

(a) Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under (i) any Incentive Stock Option granted hereunder or (ii) any Option intended to satisfy the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be 100% of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate which possess more than 10% of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price of any Option will be subject to adjustment in accordance with the provisions of Section X of the Plan. Notwithstanding the foregoing, the Committee shall have sole discretion, with respect to Non-Qualified Stock Options, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Option is granted, but only if any such Option is designed to comply with the requirements of Section 409A of the Code by including one of the following provisions:

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(i) The Award Agreement related to any such Option must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Option must be so received no later than the 15th day of the third month of the year immediately following the year during which the Option vests;

(ii) The Award Agreement related to any such Option must provide that the Option may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Option must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Option may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

(b) Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(g) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

(c) Exercisability of Options. Except as provided in Section V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Option. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

(d) Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the 10 years from the date of grant of such Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate possessing more than 10% of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, such Option shall not be exercisable after the expiration of five years from the date of grant of such Option.

(e) Exercise Upon Optionee’s Termination of Service. If the Service of an Optionee is terminated by the Optionee, the Corporation or any Affiliate for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three months (one year in the case of Termination of Service due to Disability) after the date of such Termination of Service. For purposes of determining whether any Optionee has incurred a Termination of Service, an Optionee who is both an Employee (or a Consultant) and a member of the Board shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a Termination of Service only upon his or her Termination of Service both as an employee (or as a Consultant) and as a member of the Board. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, if an Optionee engages in an act or omission that would give rise to his or her Termination of Service by the Corporation or by any Affiliate for Cause, then the Optionee shall, at the time of such Termination of Service, automatically forfeit his or her rights to exercise any and all of the outstanding Option(s) theretofore granted to him or her.

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(f) Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the date of the grant of the Option) subject to such Incentive Stock Option plus (ii) the Fair Market Values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to Incentive Stock Options granted to an Optionee by the Corporation or any Affiliate, which are exercisable for the first time by any person during any calendar year, exceed(s) $100,000, such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

(g) Procedures for Exercise of Option. The Committee may, in its sole discretion, establish procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by the Optionee having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, (iv) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of an Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Corporation upon settlement of such sale, (v) other form of legal consideration acceptable to the Committee, or (vi) any combination of the foregoing. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Corporation within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act, to the extent applicable. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(h) Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, but subject to the requirements of Sections 409A and 424 of the Code, in the case of an Option that is a Substitute Award, the exercise price per share of the shares of Common Stock subject to such Option may be less than the Fair Market Value per share on the date of grant of the Substitute Award; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such Fair Market Value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate exercise price of such shares pursuant to the option of the acquired company or other entity for which the Substitute Award substitutes.

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VI

STOCK APPRECIATION RIGHTS

(a) Tandem Stock Appreciation Rights. The Committee shall have the authority to grant Tandem Stock Appreciation Rights in tandem with an Option at the time of the grant of the Option. Each such Tandem Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Tandem Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Tandem Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right. Within 30 days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Tandem Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(B); provided, however, that the Committee shall have sole discretion, with respect to Stock Appreciation Rights, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted, but only if any such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code by including one or more of the following provisions:

(i) The Award Agreement related to any such Stock Appreciation Right must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Stock Appreciation Right must be so received no later than the 15th day of the third month of the year immediately following the year during which the Stock Appreciation Right vests;

(ii) The Award Agreement related to any such Stock Appreciation Right must provide that the Stock Appreciation Right may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Stock Appreciation Right must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Stock Appreciation Right may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

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(b) Freestanding Stock Appreciation Rights. The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to such terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Freestanding Stock Appreciation Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Freestanding Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within 30 days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding Stock Appreciation Right shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(B); provided, however, that the Committee shall have sole discretion, with respect to Stock Appreciation Rights, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted, but only if any such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code by including one or more of the following provisions:

(i) The Award Agreement related to any such Stock Appreciation Right must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Stock Appreciation Right must be so received no later than the 15th day of the third month of the year immediately following the year during which the Stock Appreciation Right vests;

(ii) The Award Agreement related to any such Stock Appreciation Right must provide that the Stock Appreciation Right may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Stock Appreciation Right must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Stock Appreciation Right may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

(c) Exercise of Stock Appreciation Rights. The exercisability of a Plan Award granted under this Article VI shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a Termination of Service (in the context of determining the non-forfeitability of his or her Stock Appreciation Rights), a Participant who is both an Employee (or a Consultant) and a member of the Board shall be considered to have incurred a Termination of Service only upon his or her Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his or her involuntary Termination of Service for Cause, then the Participant shall, at the time of such Termination of Service, forfeit his or her rights to exercise any and all of the outstanding Plan Awards granted under this Article VI.

VII

RESTRICTED STOCK AND PERFORMANCE SHARES

The Committee shall have the authority to grant shares of Restricted Stock and/or Performance Shares. The terms and conditions of Performance Shares and shares of Restricted Stock shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Award of Restricted Stock and Performance Shares shall be granted for Services rendered or to be rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

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(c) Restricted Stock. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed by the Participant in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period; and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in this Section VII(c) hereof. Cash and stock dividends and distributions with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee. All cash or stock dividends and distributions so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends and distributions set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by Applicable Law or by any applicable agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the Fair Market Value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

(d) Performance Shares. For purposes of this Article VII, Performance Shares shall be substantially identical to shares of Restricted Stock except that the vesting of such Performance Shares will be based solely upon the attainment of one or more performance targets, as further described below.

(e) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares and shares of Restricted Stock shall be subject. The Committee may also establish a relationship between performance targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on shares of Restricted Stock and Performance Shares shall lapse. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(f) Termination of Service. The vesting of a Plan Award granted under this Article VII shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his or her Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his or her Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to shares of Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

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VIII

RESTRICTED STOCK UNITS AND PERFORMANCE UNITS

The Committee shall have the authority to grant Restricted Stock Units and/or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Restricted Stock Units and Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Plan Award shall be granted for Services rendered or to be rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Restricted Stock Units. The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered to the Participant free of all restrictions (except any restrictions that may be imposed (i) under the Award Agreement, (ii) by Applicable Law, or (iii) by any applicable agreement).

(d) Performance Units. For purposes of this Article VIII, Performance Units shall be substantially identical to shares of Restricted Stock Units except that the vesting of such Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.

(e) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Units and Restricted Stock Units shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Units and Restricted Stock Units which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Restricted Stock Units and the number or value of Performance Units which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on Restricted Stock Units or Performance Units shall lapse. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(f) Dividend or Interest Equivalents for Restricted Stock Units and Performance Units. The Committee may provide that amounts equivalent to dividends, distributions or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest, dividends or distributions held in the performance accounts shall be credited to such accounts on a periodic or other basis.

(g) Termination of Service. The vesting of a Plan Award granted under this Article VIII shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his or her Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his or her Termination of Service for Cause, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited.

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IX

CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Plan Award shall be granted for Services rendered or to be rendered.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Cash Incentives. The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of certain vesting requirements one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2½ months after the end of the performance period to which such Plan Award relates.

(d) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the amount of Cash Incentives which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the amount of Cash Incentives which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(d) Termination of Service. The vesting of a Plan Award granted under this Article IX shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his or her Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his or her Termination of Service for Cause, all Plan Awards granted under this Section IX and subject to restrictions shall be immediately forfeited.

X

ADJUSTMENT OF SHARES; MERGER OR

CONSOLIDATION, ETC. OF THE CORPORATION

(a) Recapitalization, Etc. In the event there is any change in the number of the outstanding shares of Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, reverse stock split, stock dividend, combination of shares or otherwise, or in the case of the payment of an extraordinary dividend as defined in Section 1059(c) of the Code, there shall be automatically substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to the Plan and any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

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(b) Merger, Consolidation, Change in Control of the Corporation or Sale of Assets. Upon:

(i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:

(1) the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock, Performance Shares and/or Cash Incentives granted hereunder, or

(2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation,

(ii) the dissolution or liquidation of the Corporation, or a sale of all or substantially all the assets of the Corporation to a person who is (A) not an “Affiliate” or “Associate” (as defined under Section 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or

(iii) the Change in Control of the Corporation, if after such Change in Control of the Corporation the Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation,

Then, (A) with respect to such Options and Stock Appreciation Rights, the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), (B) all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation (and the shares of Common Stock underlying any such Restricted Stock Units and Performance Units shall be immediately distributed to the applicable Participants) and (C) the outstanding amount of Cash Incentives, to the extent vested and earned, shall immediately be paid to the Participant; provided that all conditions precedent to (x) the exercise of such Option(s) or Stock Appreciation Right(s), (y) the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units and (z) the payment of such Cash Incentives, other than the passage of time, have occurred.

The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights of any such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, then, notwithstanding the provisions of the immediately preceding paragraph, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to shares of the New Parent Corporation and restricted shares of common stock (and performance shares) of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. §1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

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(c) Effect of Merger or Consolidation on Performance-Based Plan Awards, Etc. Notwithstanding the above, as of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in Section X(b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section X(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

XI

MISCELLANEOUS PROVISIONS

(a) Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

(b) Assignment or Transfer. Except as provided in Article XII, no grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant. During the lifetime of a Participant, Incentive Stock Options granted hereunder to such Participant shall be exercisable only by the Participant.

(c) Investment Representation. In the case of Plan Awards paid in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act or other Applicable Law.

(d) Withholding Taxes. The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the statutorily required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a Fair Market Value equivalent to such cash amount, or by use of the following procedure if approved in writing by the Committee: A procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant of Plan Awards, as applicable. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

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(e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any person receiving a Plan Award.

(f) Funding of Plan. The Plan shall be unfunded. The Corporation (and the appropriate Affiliates) shall not be required to segregate any of their assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the claims of the general creditors of the Corporation and of the Affiliates.

(g) Other Incentive Plans. The adoption of the Plan does not preclude the utilization of existing, or adoption by appropriate means of any other, incentive, performance or other plan for Employees, Non-Employee Directors or other service providers or any other person eligible to be granted a Plan Award.

(h) Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

(i) Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan (the “Benefits”). However, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such Benefits shall be due, any such persons entitled to Benefits have not been located, their rights under the Plan with respect to such Benefits shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended Benefits shall be held by the Corporation for a period of one (1) additional year and thereafter such Benefits shall be forfeited and thereafter remain the property of the Corporation.

(j) Liability and Indemnification.

(i) Neither the Corporation nor any Affiliate shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

(ii) Neither the Corporation, nor any Affiliate, the Committee, nor any agents, employees, officers, directors or stockholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

(k) Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive or exercise such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under the Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

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(l) Cooperation of Parties. The Corporation, each Participant and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

(m) Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. Subject to the provisions of Article XVII hereof, and to any provision contained in an Award Agreement or any appendix or exhibit thereto to the contrary, in the event that any person is compelled to bring a claim related to the Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of the Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

(i) THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS BINDING ARBITRATION, AND THE CORPORATION AND EACH PARTICIPANT (INCLUDING FORMER PARTICIPANTS, BENEFICIARIES OF PARTICIPANTS OR OF FORMER PARTICIPANTS OR PERSONS ACTING FOR OR ON BEHALF THEREOF) WAIVE THE RIGHT TO A JURY TRIAL OR COURT TRIAL. No Participant shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of the Plan.

(ii) The arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current rules of the American Arbitration Association (the “AAA”), as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in Plantation, Florida. The arbitrator will be selected by mutual agreement of the parties to the arbitration proceeding (the “Parties”) or, if the Parties cannot agree, then by striking from a list of arbitrators supplied by the AAA. Each Party shall pay its own arbitrator’s fees and arbitration costs. Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Upon the conclusion of an arbitration the losing Party shall reimburse the prevailing Party for any reasonable legal fees and expenses incurred by the prevailing Party. As used herein, that the prevailing Party of an arbitration shall be determined by the arbitrator or, if applicable, by the following procedure. At any time up until ten days following the delivery of the initial “complaint” of the Party commencing arbitration to the other party, either Party may make one or more written settlement offers to the other Party (the “Final Settlement Date”). Each such offer must state that it is binding and enforceable against the offeror if accepted in writing by the offeree on or before the date that is five days following the Final Settlement Date, unless first withdrawn or superseded by another offer from such Party prior to written acceptance. A copy of such settlement offers will be sent either to an escrow agent agreed to by the Parties or to the AAA, but shall NOT be shown to the arbitrator or arbitrators until after he, she or they have rendered their decision in all respects, except with respect of determining the prevailing Party and determined the amount of recoverable legal fees. After such time, the arbitrator or arbitrators shall review the settlement offers and the Party whose settlement offer is deemed by the arbitrator or arbitrators to be the closest to the arbitrator’s decision or award shall be deemed to be the prevailing Party. Judgment upon any award may be entered in any court having jurisdiction thereof.

(n) Nonguarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting, advisory or similar contract) between the Corporation (or any Affiliate), and any Employee, Consultant or Participant, as a right of any Employee, Consultant or Participant to be continued in the employ of (or in a Consulting Relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its Employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment, consulting, advisory or similar agreement).

(o) Notices. Each notice relating to this Plan shall be in writing and delivered in person, by E-Mail, by recognized overnight courier, Unites States Postal Service (“USPS”) Express Mail or by USPS Certified Mail, return receipt requested to the proper address set forth below. All notices to the Corporation or the Committee shall be addressed to them at 4405 Peter Road Plantation, Florida 33304; Attn: Andrew Trumbach. All notices to Participants, former Participants, estates of Participants or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records. All notices to any individual or entity (i) delivered in person shall be considered to be received on delivery, (ii) sent by E-Mail shall be deemed to have been received 12 hours after posting, (iii) sent by recognized overnight courier or USPS Express Mail shall be deemed to have been received at the close of business on the second business day after posting and (iv) sent by USPS Certified Mail return receipt requested shall be deemed to have been received at the close of business on the third business day after posting.

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(p) Written Agreements. Each Plan Award shall be evidenced by a signed written Award Agreement between the Corporation and the Participant containing the terms and conditions of the Plan Award.

(q) Section 409A of the Code.

(i) This Plan and the related Award Agreements (collectively, for purposes of this Section XI(q), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Deferrals of compensation subject to the restrictions set forth under Section 409A and the regulations promulgated thereunder (hereinafter, “Non-Qualified Deferred Compensation”) may only be made under this Plan to a Participant subject to the provisions of Section 409A upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay (exempt from the provisions of Section 409A under Treas. Reg. §1.409A-1(b)(9)) or as short-term deferral amounts (as described in Treas. Reg. §1.409A-1(b)(4)), to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

(ii) To the extent required by Section 409A, and notwithstanding any other provision of the Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, a Participant on account of his or her separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one day after the six month anniversary of his or her separation from service, but in either case only if he or she is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his or her separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum within 10 days following the first to occur of the two dates specified in such immediately preceding sentence.

(iii) Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary Termination of Service shall be withheld until the Participant (who is subject to the provisions of Section 409A) incurs both (i) a Termination of Service and (ii) a “separation from service” with the Corporation and all of the Affiliates, as such term is defined in Treas. Reg. §1.409A-1(h).

(iv) If a Participant subject to the provisions of Section 409A is permitted to elect to defer a Plan Award or any payment under a Plan Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(a) Except as otherwise provided below or in Treas. Reg. §1.409A-2, the December 31st immediately preceding the year in which the compensation is earned;

(b) With respect to the first year of participation in the Plan, within 30 days of the beginning of such year;

(c) With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

(d) With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Corporation’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

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(e) With respect to mid-year Plan Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least 12 months, on or before the 30th day following the grant of such Plan Award (or the date such legally binding right to a payment of compensation arises), provided that the election is made at least 12 months in advance of the earliest date at which the forfeiture condition could lapse.

(v) If the Plan so permits, the Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, such Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

(vi) To the extent the Plan provides that Non-Qualified Deferred Compensation can be paid or commenced during a certain period following a permissible payment or commencement event or trigger, (i) the period must begin and end within one taxable year of the Participant or (ii) the period will not exceed 90 days and if the payment or commencement period spans two taxable years of the Participant, then such Non-Qualified Deferred Compensation shall be paid and/or commenced during the second of such taxable years.

(vii) The preceding provisions of this Section XI(q) shall not be construed as a guarantee by the Corporation or by any Affiliate of any particular tax effect to the Participants under the Plan. The Corporation and its Affiliates shall not be liable to the Participants for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under the Plan as an amount includible in gross income under Section 409A.

(r) Listing, Registration, Etc. All shares of Common Stock issued pursuant to the terms of the Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any national securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Plan Award vests (including a reduction that may result in a penalty being imposed on any Participant (or on any other person) pursuant to Section 409A of the Code), the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate the Corporation to list, register or qualify any shares of Common Stock or other securities upon any national securities exchange or otherwise or under any federal or state securities laws.

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(s) Golden Parachute Restrictions. Notwithstanding any other provisions of the Plan to the contrary, if the receipt of any payments or benefits under the Plan (along with any other payments receivable by the Participant other than under the Plan) would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of such payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Plan Awards (and all other such potential payments) must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and any such Participant to reduce the payments under the Plan (and other than under the Plan) only if the aggregate “Net After Tax Receipts” to such Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify such Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section XI(s) shall be final, conclusive and binding upon the Corporation and any such Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this XI(s), however, it is possible that amounts will have been paid under the Plan (and other than under the Plan) to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan (or other than under the Plan) to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or a Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which such Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by a Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section XI(s), (i) “Net After Tax Receipts” means the Present Value of a payment under the Plan (and other than under the Plan) net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under the Plan (and other than under the Plan) which (x) is less than the sum of all payments and benefits under the Plan (and other than under the Plan) and (y) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under the Plan (and other than under the Plan) were any other amount less than the sum of all payments and benefits to be made under the Plan (and other than under the Plan). Except as may be provided in any other agreement entered into by and between the Participant and the Corporation, if any payment or benefit is reduced under this Section XI(s), such reduction shall be made, in pro rata amounts from benefits provided under the Plan and payments which may be made other than under the Plan, in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced. Any necessary reduction in each subcategory shall first be applied to the latest scheduled payment in such subcategory and shall continue to the extent necessary until the most current payment is reduced or eliminated.

(t) Clawback of Payments. Notwithstanding any provision of the Plan to the contrary, each Participant’s benefits awarded or paid hereunder (including, but not limited to, payments of cash, equity underlying grants, and equity released from restrictions) may be subject to recoupment by the Corporation to the extent (i) required under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (each as in effect from time to time, any applicable rules and regulations with respect thereto that are promulgated thereunder by the Securities and Exchange Commission and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded), (ii) required by any other policy or rule adopted by the Board or the Corporation’s stockholders pursuant to a duly authorized vote or (iii) as may be provided in a particular Award Agreement. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Plan Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under the Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section XI(t) shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code.

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(u) Lock-up Agreement. Each recipient of a Plan Award hereunder agrees, in connection with any registration with the Securities and Exchange Commission under the Securities Act of the public sale of the Corporation’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Corporation, including any Plan Awards, (other than those included in the registration) without the prior written consent of the Corporation or the underwriters of such public offer or sale, as the case may be, for such period of time from the effective date of such registration as the Corporation or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Corporation may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section XI(u). Each such recipient agrees to execute such form of agreement reflecting the foregoing restrictions and such other restrictions as requested by the underwriters managing such offering.

(v) Certain Rules of Construction.

(i) The headings and subheadings set forth in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

(ii) Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the neuter, masculine or feminine, as the case may be, and the plural shall refer to the singular and vice versa.

(iii) The words “hereof,” “herein,” “hereunder” and similar words refer to the Plan as a whole and not to any particular provision of the Plan; and any references to any subsection, Section, Schedule, Appendix or Exhibit to the Plan references are to the Plan unless otherwise specified.

(iv) The term “including” is not limiting and means “including without limitation.”

(v) References in the Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, re-enacted, extended, consolidated or replaced (whether before or after the date of the Plan), to any subordinate legislation made from time to time under such statute or statutory provision and to any and all rules, regulations and other documents of general application promulgated thereunder.

(vi) References to the Plan or to any other document include a reference to the Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.

(vii) References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

(viii) References to “$” are to United States Dollars.

(ix) References to “%” are to percent.

(w) No Stockholder’s Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Plan Award until the Participant becomes the record owner of such shares of Common Stock. Without limiting the generality of the foregoing, no Participant will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Participant. Subject to the other provisions of the Plan to the contrary, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock; provided, that if such shares of Common Stock are Restricted Stock or Performance Shares, then any new, additional or different securities a Participant may become entitled to receive with respect to such shares of Common Stock by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Corporation will be subject to the same restrictions as the Restricted Stock or Performance Shares; and further provided that such Participant will have no right to retain such stock dividends or stock distributions with respect to shares of Common Stock that are forfeited or repurchased by the Corporation pursuant to the Plan or the Award Agreement.

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(x) Paperless Administration; Consent to Electronic Communications. In the event that the Corporation establishes or maintains, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Plan Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Plan Awards by a Participant may be permitted through the use of such an automated system. Each Participant, by way of his or her acceptance of any Plan Award, agrees and consents to the Corporation communicating with such Participant (and any beneficiary or representative of, or any successor to, such Participant) via any electronic medium (including via email or website access) and agrees and consents to the Corporation providing to such Participant (and any beneficiary or representative of, or any successor to, such Participant) via any electronic medium any disclosure, report or other document.

(y) Compliance with Laws. The Plan, the granting and vesting of Plan Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Plan Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory, self-regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Law, the Plan and Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

(z) Securities Law and Other Regulator/Compliance. In no way limiting the application of the provisions contained in Section XI(y), above, a Plan Award will not be effective unless such Plan Award is in compliance with all applicable federal, state and foreign securities laws, rules and regulations of any governmental body, and the requirements of any national stock exchange or automated quotation system upon which the shares of Common Stock granted under such Plan Award may then be listed or quoted, as they are in effect on the date of grant of the Plan Award on the date of exercise or other issuance or any other date while the Plan Award is outstanding. Notwithstanding any other provision in the Plan to the contrary, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to: (i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such shares of Common Stock under any state, federal or foreign law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission (if such shares of Common Stock are not otherwise so registered) or to effect compliance with the registration, qualification or listing requirements of any state securities laws, national stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so. As a condition to the grant of any Plan Award, the Corporation may require each Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any Applicable Law and to make any representation or warranty with respect thereto as may be requested by the Corporation.

(aa) Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance, or other benefit plan applicable to the Participant that is maintained by the Corporation, except as may be provided under the terms of those plans or as determined by the Board.

XII

TRANSFERABILITY OF AWARDS

(a) In General. Except as otherwise provided in Section XII(b):

(i) No Plan Award may be sold, pledged, encumbered, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Plan Award has been exercised, or the shares of Common Stock underlying such Plan Award have been issued, and all restrictions, including without limitation risks of forfeiture, applicable to such shares of Common Stock have lapsed;

(ii) No Plan Award or interest or right therein shall be liable for or may be applied to pay, satisfy or settle the debts, contracts or engagements of a Participant or his or her successors in interest nor shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary, or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy or insolvency), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section XII(a)(i); and

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(iii) During the lifetime of a Participant, only such Participant may exercise a Plan Award (or any portion thereof) granted to him under the Plan, unless (other than in the case of an Incentive Stock Option) it has been disposed of pursuant to a DRO, and after the death of a Participant any exercisable portion of a Plan Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Permitted Transferees. Notwithstanding Section XII(a) hereof, the Committee may, in its sole discretion, permit a Participant to transfer a Plan Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: except as may be provided in a Stock Restriction Agreement that is an Exhibit to any Plan Award (or as may be provided in any applicable stockholders’ agreement) (i) a Plan Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) a Plan Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Plan Award as applicable to the original Participant (other than the ability to further transfer the Plan Award); (iii) any transfer of a Plan Award to a Permitted Transferee shall be without consideration; and (iv) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee or the Corporation, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Beneficiaries. Notwithstanding Section XII(a) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of such Participant and to receive any distribution that may be made with respect to any Plan Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If a Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Plan Award shall not be effective without the prior written or electronic consent in form and substance satisfactory to the Committee or the Corporation of such Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing and Applicable Law, a beneficiary designation may be changed or revoked by a Participant at any time provided that the change or revocation is filed with the Committee prior to the Participant’s death.

XIII

CONDITIONS TO ISSUANCE OF SHARES OF COMMON STOCK

(a) Delivery of Certificates. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise, vesting or settlement of any Plan Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with Applicable Law and the shares of Common Stock are covered by an effective registration statement under the Securities Act or applicable exemption under the Securities Act from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law as a condition to the issuance or exercise of any Plan Award.

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(b) Stop-Transfer Orders. All stock certificates delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Law. The Committee may place legends on any stock certificate or book entry to reference restrictions applicable to the shares of Common Stock.

(c) Settlement of Plan Award. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Plan Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock shall be eliminated by rounding down to the nearest whole share of Common Stock.

(e) Book Entry Stock. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by Applicable Law or the bylaws of the Corporation, the Corporation shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Plan Award and instead such shares of Common Stock shall be recorded in the books of the Corporation (or, as applicable, its transfer agent or stock plan administrator).

XIV

AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by Applicable Law. Furthermore, any amendment or termination of the Plan shall be subject to all other Applicable Law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as Incentive Stock Options, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Award previously granted under the Plan without the consent of the holder thereof.

XV

STOCKHOLDER APPROVAL

(a) General Rule. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, but only to the extent necessary to satisfy Applicable Law, no Plan Award may be granted (or settled) in the absence of the timely approval of the Plan and/or the Plan Awards by that number of the owners of the Corporation’s outstanding shares of Common Stock required by Applicable Law to approve the Plan and/or such Plan Awards. Such approval must be obtained by a separate vote of the Corporation’s stockholders or by any other method allowed under the Applicable Law.

(b) Delegation of Voting Power. Furthermore, to the extent permitted by Applicable Law, any one or more of the Corporation’s stockholders may delegate to any agent, proxy or other person the power to so vote such stockholder’s or stockholders’ shares of Common Stock.

XVI

TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the date of the termination of the Plan.

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XVII

CLAIMS PROCEDURES

(a) Denial of Claims. If a Participant is denied any portion of the amounts to which he reasonably believes is due to be paid to him under the Plan, and only if the Plan (or the applicable portion thereof), in conjunction with the applicable Plan Award, is deemed to constitute an “employee benefit plan” within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such Participant must so notify the Committee and the Committee shall advise the Participant in writing of the specific reasons for such denial. The Committee shall also furnish the Participant at that time with a written notice containing:

(i) A specific reference to the pertinent provisions of the Plan and/or Plan Award;

(ii) A description of any additional material or information necessary for the Participant to perfect his or her claim, if possible, and an explanation of why such material or information is needed; and

(iii) An explanation of the Plan’s claim review procedure.

(b) Right to Reconsideration. Within 180 days of receipt of the information stated in Section XVII(a), above, the Participant shall, if he desires further review, file a written request for reconsideration with the Committee.

(c) Review of Documents. As long as the Participant’s request for review is pending (including the 180-day period in Section XVII(b), above), the Participant or his or her duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

(d) Decision by Committee. A final decision, which shall be binding upon the Participant, shall be made by the Committee within 60 days of the filing by the Participant of his or her request for reconsideration.

(e) Notice by Committee. The Committee’s decision shall be conveyed to the Participant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Participant, with specific references to the pertinent Plan provisions on which the decision is based.

(f) Arbitration. No Participant may avail himself of the arbitration provisions of Section XI(m), hereof, unless he or she complies with the foregoing provisions of this Article XVII.

(g) Plan Administrator. For purposes of application of this Article XVII, the Committee shall serve as the plan administrator of the Plan, as required by, and defined under, ERISA.

XVIII

FOREIGN AWARDS AND RIGHTS

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries and other jurisdictions in which the Company and its Subsidiaries have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Plan Award granted to Eligible Individuals to comply with Applicable Laws of jurisdictions where Eligible Individuals reside; (ii) establish sub-plans and determine the Exercise Price, exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries or Participants residing in particular locations; provided, however, that no such sub-plans and/or modifications shall increase the share limits contained in Section 2 or otherwise require stockholder approval; and (iii) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive a Plan Award under the Plan or on Termination of Service, available methods of exercise or settlement of a Plan Award, payment of Tax-Related Items, the shifting of employer tax liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership which may vary with local requirements. The Committee may also adopt sub-plans to the Plan intended to allow the Company to grant tax-qualified Plan Awards in a particular jurisdiction and, as part of such sub-plan, may restrict the sale of Shares and/or modify the Change in Control and adjustments provisions of the Plan to the extent necessary to comply the tax requirements of the jurisdiction. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate the Securities Act, Exchange Act, the Code, or any securities law.

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